UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2011 (July 3, 2011)

LEGEND MINING INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation	000-53832 (Commission File Number)	75-3268988 (IRS Employer Identification No.)

862 Murray Ct. Yuba City, California (Address of principal executive offices)	95991 (Zip Code)

Registrant's telephone number, including area code 858-361-4499

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CRF 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 3, 2011, an individual loaned us $50,000 which is due on demand bearing an interest rate of 6% per annum, calculated annually, in exchange for a promissory note issued to such individual evidencing such terms.

In addition, on July 10, 2011, the same individual loaned us another $50,000 which is due on demand bearing an interest rate of 6% per annum, calculated annually, in exchange for a promissory note issued to such individual evidencing such terms.

A form of the promissory notes issued by us to the individual is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 26, 2011
LEGEND MINING INC.

By:	/s/ Avtar Dhillon
Name:	Avtar Dhillon
Title:	President and Director